                                                                      Exhibit 99

CONTACTS:

MEDIA:
------
Jonathan Williams
(412) 762-4550
pubrela@pncmail.com

INVESTORS:
----------
William H. Callihan
(412) 762-8257
invrela@pncmail.com


                      PNC BANK CORP. REPORTS EPS OF $0.83
                           FOR THE THIRD QUARTER 1997

            PITTSBURGH, Oct. 15, 1997 -- PNC Bank Corp. (NYSE: PNC) today reported third quarter 1997 earnings of $0.83 per fully diluted share compared with $0.68 per fully diluted share in the third quarter of 1996. Net income was $262 million compared with $234 million in the year-earlier period. Returns on average common shareholders' equity and average assets were 20.11% and 1.47%, respectively, compared with 16.16% and 1.34% in the prior-year quarter.

            Results for 1996 include a charge for the one-time special assessment to recapitalize the Savings Association Insurance Fund ("SAIF"). Excluding the SAIF assessment, earnings totaled $256 million or $0.75 per fully diluted share for the third quarter of 1996.

            "Our third quarter results reflect continuing progress in the strategic transition of our organization," said Thomas H. O'Brien, chairman and chief executive officer. "We have demonstrated ongoing discipline in managing our traditional banking franchise while investing heavily in national, fee-driven businesses such as Asset Management, Capital Markets and Treasury Management. Noninterest income from these and other businesses now contributes 41% of total revenues."


                                     -more-

PNC Bank Corp. Reports EPS Of $0.83 For The Third Quarter 1997--Page 2


HIGHLIGHTS

        * Revenue increased 11% in the quarter-to-quarter comparison as the net interest margin widened to 3.89%.

        * Revenues from fee-based businesses grew 24% in the quarter-to-quarter comparison.

        * Loans outstanding to AAA members totaled $2.2 billion and positively impacted net interest margin during the third quarter.

        * Asset quality remained strong. Nonperforming assets were 0.73% of loans and foreclosed assets at Sept. 30, 1997, declining $48 million during the quarter and $107 million since last year. Net charge-offs were 0.54% of average loans.

        * On Oct. 2, 1997, the board of directors approved a 5.4% increase in the fourth quarter dividend to $0.39 per common share.

INCOME STATEMENT REVIEW

            Taxable-equivalent net interest income increased $10 million to $627 million for the third quarter of 1997 and the net interest margin widened to 3.89% compared with 3.85% in the year-earlier period. These increases primarily resulted from a higher-yielding earning asset mix, which more than offset the cost of common share repurchases. Compared with the second quarter of 1997, net interest income increased $7 million and net interest margin was 5 basis points higher primarily due to the expiration of lower introductory credit card rates.

            The provision for credit losses was $20 million for the third quarter of 1997. No provision was recorded in the prior-year quarter.

            Noninterest income increased $97 million to $446 million in the third quarter of 1997 compared with $348 million in the year-earlier period. Growth in investment advisory, private banking and mutual fund servicing contributed to a $29 million or 23% increase in asset management fees. Managed assets increased to approximately $127 billion at Sept. 30, 1997 compared with $105 billion a year ago. Service fees increased $31 million or 21% primarily from growth in credit card, treasury management and consumer services.


                                     -more-

PNC Bank Corp. Reports EPS Of $0.83 For The Third Quarter 1997--Page 3


            Mortgage banking revenue grew primarily due to higher marketing gains. Mortgage originations totaled $1.7 billion in the third quarter of 1997 compared with $1.3 billion in the year-earlier period. At Sept. 30, 1997, the corporation serviced approximately $41.0 billion of mortgages, including $31.3 billion serviced for others.

            Other noninterest income increased $36 million in the comparison primarily due to higher venture capital and asset securitization income.

            Noninterest expense increased $43 million to $639 million in the third quarter of 1997 largely due to $28 million of incremental costs associated with AAA and credit card-related initiatives. The remaining increase was attributable to higher incentive compensation commensurate with revenue growth and the cost of trust preferred capital securities. The efficiency ratio improved to 59.5% for the third quarter of 1997 compared with 61.7% a year ago.

BALANCE SHEET REVIEW

            Total assets were $71.8 billion at Sept. 30, 1997. Average earning assets were substantially unchanged at $64.0 billion as loan growth was offset by continued securities portfolio reduction. Average securities declined $4.9 billion to $8.2 billion and represented 12.8% of average earning assets compared with 20.6% a year ago. Average loans grew approximately 9% to $53.2 billion, a $4.5 billion increase from the prior-year quarter. Growth in credit cards, residential mortgages and commercial loans were partially offset by reductions in indirect lending and the impact of loan securitizations.
Loans represented 83.2% of average earning assets compared with 76.7% a year ago.

            Average interest-bearing funding increased $1.1 billion to $53.4 billion in the third quarter of 1997. Deposits represented 63.2% of total sources of funds for the third quarter of 1997 compared with 64.3% a year ago.

            During the third quarter of 1997, the corporation further diversified its funding base by initiating a $2.5 billion Euro medium-term bank note program. The corporation issued $500 million of bank notes under this program subsequent to quarter end.


                                     -more-

PNC Bank Corp. Reports EPS Of $0.83 For The Third Quarter 1997--Page 4

          Shareholders' equity totaled $5.5 billion at Sept. 30, 1997. The leverage ratio was 7.5% and Tier I and total risk-based capital ratios are estimated to be 7.8% and 11.5%, respectively. During the third quarter of 1997, the corporation repurchased 3.3 million common shares. On Oct. 2, 1997, the board of directors approved a 5.4% increase in the common dividend to $0.39 per share.

          Nonperforming assets declined to $394 million at Sept. 30, 1997 compared with $442 million at June 30, 1997 and $501 million at Sept. 30, 1996. The ratio of nonperforming assets to total loans and foreclosed assets was 0.73% at Sept. 30, 1997, 0.83% at June 30, 1997 and 1.01% a year ago.

          The allowance for credit losses was $1.0 billion at Sept. 30, 1997 and represented 324% of nonperforming loans compared with 306% a year ago. Net charge-offs were $73 million or 0.54% of average loans in the third quarter of 1997 compared with $37 million and 0.30%, respectively, in the year-earlier period. The increase was primarily associated with higher credit card outstandings.

YEAR TO DATE RESULTS

          Earnings per fully diluted share were $2.43 for the first nine months of 1997 compared with $2.08 for 1996. Net income increased 9% to $787 million for the first nine months of 1997 compared with $720 million a year ago. Returns on average common shareholders' equity and average assets were 19.93% and 1.49%, respectively, compared with 16.71% and 1.35%, respectively, for the first nine months of 1996. Excluding the one-time SAIF assessment, earnings for the first nine months of 1996 totaled $743 million or $2.15 per fully diluted share.

            PNC Bank Corp., headquartered in Pittsburgh, is one of the largest financial services organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. PNC Bank Corp.'s businesses include consumer banking, private banking, corporate banking, mortgage banking, real estate banking and asset management.

            Visit PNC Bank on the World Wide Web at www.pncbank.com

                           [TABULAR MATERIAL FOLLOWS]

PNC BANK CORP. AND SUBSIDIARIES                                           Page 5
Consolidated Financial Highlights


                                                                             Three months ended             Nine months ended
                                                                                September 30                   September 30
                                                                       -------------------------------------------------------------
                                                                              1997           1996           1997             1996
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL PERFORMANCE (in thousands, except per share data)
Revenue
   Net interest income (taxable-equivalent basis)                         $627,431       $616,938     $1,885,295       $1,852,972
   Noninterest income                                                      445,650        348,374      1,304,173        1,006,521
   Total revenue                                                         1,073,081        965,312      3,189,468        2,859,493
Net income                                                                 261,595        233,953        786,979          720,323

Per common share
   Fully diluted earnings                                                      .83            .68           2.43             2.08
   Cash dividends declared                                                     .37            .35           1.11             1.05

SELECTED RATIOS
Return on
   Average common shareholders' equity                                       20.11%         16.16%         19.93%           16.71%
   Average assets                                                             1.47           1.34           1.49             1.35
Net interest margin                                                           3.89           3.85           3.91             3.77
After-tax profit margin                                                      24.38          24.24          24.67            25.19
Efficiency ratio                                                             59.51          61.68          60.00            60.34
Net charge-offs to average loans                                               .54            .30            .49              .29


                                                                       September 30      June 30     December 31     September 30
                                                                               1997         1997            1996             1996

------------------------------------------------------------------------------------------------------------------------------------
BALANCE SHEET DATA (in millions)
Assets                                                                     $71,828       $71,973         $73,260          $69,662
Earning assets                                                              64,208        64,297          65,439           62,533
Loans, net of unearned income                                               53,651        53,497          51,798           49,443
Securities                                                                   8,000         8,396          11,917           11,243
Deposits                                                                    44,788        45,216          45,676           45,430
Borrowed funds                                                              19,052        19,066          19,604           16,650
Shareholders' equity                                                         5,476         5,384           5,869            5,798
Common shareholders' equity                                                  5,161         5,068           5,553            5,781

CAPITAL RATIOS
Leverage                                                                      7.46%         7.35%           7.70%            7.18%
Common shareholders' equity to assets                                         7.18          7.04            7.58             8.30

ASSET QUALITY RATIOS
Nonperforming assets to loans and foreclosed assets                            .73           .83             .88             1.01
Allowance for credit losses to loans                                          1.91          2.01            2.25             2.33
Allowance for credit losses to nonperforming loans                          324.25        310.34          334.40           306.11

Book value per common share                                                 $16.92        $16.51          $17.13           $17.23
====================================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                           Page 6
Consolidated Statement of Income


                                                                             Three months ended          Nine months ended
                                                                                September 30                September 30
                                                                       --------------------------------------------------------
In thousands, except per share data                                              1997         1996         1997          1996
-------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                                    $1,101,508     $979,050    $3,236,193   $2,931,715
Securities                                                                    125,347      207,729       420,587      677,422
Other                                                                          43,489       29,851       112,880      105,973
                                                                           ------------ ------------ ------------ -------------
   Total interest income                                                    1,270,344    1,216,630     3,769,660    3,715,110

INTEREST EXPENSE
Deposits                                                                      372,860      350,912     1,087,015    1,073,786
Borrowed funds                                                                277,567      256,788       819,628      814,757
                                                                           ------------ ------------ ------------ -------------
   Total interest expense                                                     650,427      607,700     1,906,643    1,888,543
                                                                           ------------ ------------ ------------ -------------
   Net interest income                                                        619,917      608,930     1,863,017    1,826,567
Provision for credit losses                                                    20,000                     45,000
                                                                           ------------ ------------ ------------ -------------
   Net interest income less provision for credit losses                       599,917      608,930     1,818,017    1,826,567

NONINTEREST INCOME
Asset management                                                              150,805      122,299       436,395      367,691
Service fees                                                                  175,146      144,446       519,664      408,313
Mortgage banking                                                               46,551       34,400       110,745      106,140
Other                                                                          75,805       39,507       210,230      109,808
                                                                           ------------ ------------ ------------ -------------
   Total noninterest income before net securities gains (losses)              448,307      340,652     1,277,034      991,952
Net securities gains (losses)                                                  (2,657)       7,722        27,139       14,569
                                                                           ------------ ------------ ------------ -------------
   Total noninterest income                                                   445,650      348,374     1,304,173    1,006,521

NONINTEREST EXPENSE
Staff expense                                                                 298,974      277,761       895,836      840,699
Net occupancy and equipment                                                    90,704       90,229       271,769      275,694
Amortization                                                                   48,459       29,012       117,817       80,738
Other                                                                         187,229      198,390       598,157      528,229
Distributions on capital securities                                            13,192                     30,015
                                                                           ------------ ------------ ------------ -------------
   Total noninterest expense                                                  638,558      595,392     1,913,594    1,725,360

   Income before income taxes                                                 407,009      361,912     1,208,596    1,107,728
Applicable income taxes                                                       145,414      127,959       421,617      387,405
                                                                           ------------ ------------ ------------ -------------
   Net income                                                                $261,595     $233,953      $786,979     $720,323
-------------------------------------------------------------------------------------------------------------------------------

Net income applicable to common shareholders                                 $257,813     $234,803      $775,649     $722,897

EARNINGS PER COMMON SHARE
Primary                                                                          $.83         $.69         $2.46        $2.10
Fully diluted                                                                     .83          .68          2.43         2.08

CASH DIVIDENDS DECLARED PER COMMON SHARE                                          .37          .35          1.11         1.05

AVERAGE COMMON SHARES OUTSTANDING
Primary                                                                       308,049      340,535       314,603      342,143
Fully diluted                                                                 312,253      345,173       319,040      346,958
===============================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                           Page 7
Details of Net Interest Income


                                                                             Three months ended          Nine months ended
NET INTEREST INCOME                                                             September 30                September 30
Taxable-equivalent basis                                               --------------------------------------------------------
In thousands                                                                      1997        1996          1997         1996
-------------------------------------------------------------------------------------------------------------------------------
Interest income
   Loans                                                                    $1,107,250    $985,235    $3,253,317   $2,951,177
   Securities                                                                  127,053     209,526       425,541      684,196
   Other interest-earning assets                                                43,555      29,877       113,080      106,142
                                                                           ------------ ------------ ------------ -------------
     Total interest income                                                   1,277,858   1,224,638     3,791,938    3,741,515
Interest expense
   Deposits                                                                    372,860     350,912     1,087,015    1,073,786
   Borrowed funds                                                              277,567     256,788       819,628      814,757
                                                                           ------------ ------------ ------------ -------------
     Total interest expense                                                    650,427     607,700     1,906,643    1,888,543
                                                                           ------------ ------------ ------------ -------------
     Net interest income                                                      $627,431    $616,938    $1,885,295   $1,852,972
===============================================================================================================================


Taxable-equivalent basis                                    September 30      June 30      March 31  December 31 September 30
Three months ended - in thousands                                   1997         1997          1997         1996         1996
-------------------------------------------------------------------------------------------------------------------------------
Interest income

   Loans                                                      $1,107,250   $1,084,532    $1,061,535   $1,017,982     $985,235
   Securities                                                    127,053      140,618       157,870      183,013      209,526
   Other interest-earning assets                                  43,555       39,416        30,109       30,533       29,877
                                                               ----------- ------------ ------------ ------------ -------------
     Total interest income                                     1,277,858    1,264,566     1,249,514    1,231,528    1,224,638
Interest expense
   Deposits                                                      372,860      368,000       346,155      354,985      350,912
   Borrowed funds                                                277,567      275,985       266,076      250,906      256,788
                                                               ----------- ------------ ------------ ------------ -------------
     Total interest expense                                      650,427      643,985       612,231      605,891      607,700
                                                               ----------- ------------ ------------ ------------ -------------
     Net interest income                                        $627,431     $620,581      $637,283     $625,637     $616,938
===============================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                           Page 8
Details of Net Interest Margin


NET INTEREST MARGIN

                                                                             Three months ended          Nine months ended
                                                                                September 30               September 30
                                                                          -----------------------------------------------------
Taxable-equivalent basis                                                         1997         1996         1997         1996
-------------------------------------------------------------------------------------------------------------------------------
Rates earned/paid
   Yield on earning assets
     Loans                                                                       8.23%        8.01%        8.21%        8.02%
     Securities                                                                  6.17         6.39         6.23         6.41
     Other interest-earning assets                                               6.83         6.87         6.75         6.54
                                                                           ------------ ------------ ------------ -------------
       Total yield on earning assets                                             7.92         7.64         7.87         7.62
   Rate on interest-bearing liabilities
     Deposits                                                                    4.23         4.01         4.16         4.06
     Borrowed funds                                                              5.92         5.83         5.84         5.74
                                                                           ------------ ------------ ------------ -------------
       Total rate on interest-bearing liabilities                                4.82         4.60         4.74         4.64
                                                                           ------------ ------------ ------------ -------------
       Interest rate spread                                                      3.10         3.04         3.13         2.98
   Impact of noninterest-bearing sources                                          .79          .81          .78          .79
                                                                           ------------ ------------ ------------ -------------
       Net interest margin                                                       3.89%        3.85%        3.91%        3.77%
===============================================================================================================================


Taxable-equivalent basis                                     September 30      June 30     March 31  December 31  September 30
Three months ended                                                   1997         1997         1997         1996          1996
--------------------------------------------------------------------------------------------------------------------------------
Rates earned/paid
   Yield on earning assets
     Loans                                                           8.23%        8.19%        8.20%        8.07%         8.01%
     Securities                                                      6.17         6.21         6.27         6.32          6.39
     Other interest-earning assets                                   6.83         6.76         6.68         6.84          6.87
                                                               ------------ ------------ ------------ ------------- ------------
       Total yield on earning assets                                 7.92         7.85         7.86         7.71          7.64
   Rate on interest-bearing liabilities
     Deposits                                                        4.23         4.18         4.06         4.05          4.01
     Borrowed funds                                                  5.92         5.88         5.76         5.79          5.83
                                                               ------------ ------------ ------------ ------------- ------------
       Total rate on interest-bearing liabilities                    4.82         4.77         4.66         4.62          4.60
                                                               ------------ ------------ ------------ ------------- ------------
       Interest rate spread                                          3.10         3.08         3.20         3.09          3.04
   Impact of noninterest-bearing sources                              .79          .76          .78          .83           .81
                                                               ------------ ------------ ------------ ------------- ------------
       Net interest margin                                           3.89%        3.84%        3.98%        3.92%         3.85%
================================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 9
Details of Noninterest Income


NONINTEREST INCOME

                                                                             Three months ended          Nine months ended
                                                                                September 30               September 30
                                                                          -------------------------- --------------------------
In thousands                                                                     1997         1996         1997          1996
-------------------------------------------------------------------------------------------------------------------------------
Asset management
   Asset management and trust                                                $115,197      $92,569     $332,596      $280,266
   Mutual fund servicing                                                       35,608       29,730      103,799        87,425
                                                                           ----------------------------------------------------
     Total asset management                                                   150,805      122,299      436,395       367,691
Service fees
   Deposit                                                                     78,406       74,104      239,081       212,025
   Credit card and merchant services                                           23,292        5,656       64,356        14,856
   Corporate finance and capital markets                                       18,480       19,645       56,162        49,166
   Consumer                                                                    19,533       16,602       54,818        44,430
   Brokerage                                                                   14,138       12,432       40,111        41,418
   Insurance                                                                   10,421        7,712       29,226        21,356
   Other                                                                       10,876        8,295       35,910        25,062
                                                                           ----------------------------------------------------
     Total service fees                                                       175,146      144,446      519,664       408,313
Mortgage banking
   Servicing                                                                   30,316       29,361       85,728        88,842
   Marketing                                                                   15,552        4,339       22,665        15,616
   Sale of servicing                                                              683          700        2,352         1,682
                                                                           ----------------------------------------------------
     Total mortgage banking                                                    46,551       34,400      110,745       106,140
Other                                                                          75,805       39,507      210,230       109,808
                                                                           ----------------------------------------------------
   Total noninterest income before net securities gains (losses)              448,307      340,652    1,277,034       991,952
Net securities gains (losses)                                                  (2,657)       7,722       27,139        14,569
                                                                           ----------------------------------------------------
   Total                                                                     $445,650     $348,374   $1,304,173    $1,006,521
===============================================================================================================================


                                                            September 30      June 30     March 31  December 31  September 30
Three months ended - in thousands                                   1997         1997         1997         1996          1996
-------------------------------------------------------------------------------------------------------------------------------
Asset management
   Asset management and trust                                   $115,197     $110,500     $106,899      $97,588       $92,569
   Mutual fund servicing                                          35,608       35,518       32,673       31,460        29,730
                                                              -----------------------------------------------------------------
     Total asset management                                      150,805      146,018      139,572      129,048       122,299
Service fees
   Deposit                                                        78,406       79,817       80,858       77,571        74,104
   Credit card and merchant services                              23,292       21,960       19,104       14,903         5,656
   Corporate finance and capital markets                          18,480       21,090       16,592       16,449        19,645
   Consumer                                                       19,533       17,988       17,297       19,246        16,602
   Brokerage                                                      14,138       12,731       13,242       12,392        12,432
   Insurance                                                      10,421        9,659        9,146        8,706         7,712
   Other                                                          10,876       13,852       11,182        8,778         8,295
                                                              -----------------------------------------------------------------
     Total service fees                                          175,146      177,097      167,421      158,045       144,446
Mortgage banking
   Servicing                                                      30,316       27,963       27,449       30,064        29,361
   Marketing                                                      15,552        3,692        3,421        8,022         4,339
   Sale of servicing                                                 683          494        1,175        9,446           700
                                                              -----------------------------------------------------------------
     Total mortgage banking                                       46,551       32,149       32,045       47,532        34,400
Other                                                             75,805       64,773       69,652       46,399        39,507
                                                              -----------------------------------------------------------------
   Total noninterest income before net securities
     gains (losses)                                              448,307      420,037      408,690      381,024       340,652
Net securities gains (losses)                                     (2,657)      13,370       16,426        7,555         7,722
                                                              -----------------------------------------------------------------
   Total                                                        $445,650     $433,407     $425,116     $388,579      $348,374
===============================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 10
Details of Noninterest Expense


NONINTEREST EXPENSE

                                                                             Three months ended          Nine months ended
                                                                                September 30               September 30
                                                                          -----------------------------------------------------
In thousands                                                                     1997         1996          1997         1996
-------------------------------------------------------------------------------------------------------------------------------
Staff expense
   Compensation                                                              $250,833     $232,161      $739,130     $694,936
   Employee benefits                                                           48,141       45,600       156,706      145,763
                                                                           ----------------------------------------------------
     Total staff expense                                                      298,974      277,761       895,836      840,699
Net occupancy                                                                  46,221       47,530       139,532      147,294
Equipment                                                                      44,483       42,699       132,237      128,400
Goodwill amortization                                                          13,110       13,244        39,652       39,182
Other amortization                                                             35,349       15,768        78,165       41,556
Taxes other than income                                                        13,879       12,972        42,746       40,993
Distributions on capital securities                                            13,192                     30,015
Other                                                                         173,350      185,418       555,411      487,236
                                                                           ----------------------------------------------------
   Total                                                                     $638,558     $595,392    $1,913,594   $1,725,360
===============================================================================================================================


                                                             September 30      June 30     March 31  December 31 September 30
Three months ended - in thousands                                    1997         1997         1997         1996         1996
-------------------------------------------------------------------------------------------------------------------------------
Staff expense
   Compensation                                                  $250,833     $243,602     $244,695     $234,690     $232,161
   Employee benefits                                               48,141       50,559       58,006       34,543       45,600
                                                              -----------------------------------------------------------------
     Total staff expense                                          298,974      294,161      302,701      269,233      277,761
Net occupancy                                                      46,221       46,071       47,240       49,681       47,530
Equipment                                                          44,483       45,710       42,044       43,274       42,699
Goodwill amortization                                              13,110       13,274       13,268       15,118       13,244
Other amortization                                                 35,349       26,253       16,563       21,583       15,768
Taxes other than income                                            13,879       13,832       15,035       12,360       12,972
Distributions on capital securities                                13,192        9,867        6,956        1,391
Other                                                             173,350      189,664      192,397      173,850      185,418
                                                              -----------------------------------------------------------------
   Total                                                         $638,558     $638,832     $636,204     $586,490     $595,392
===============================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 11
Consolidated Balance Sheet


                                                                                         September 30   December 31  September 30
In millions                                                                                      1997          1996          1996
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                                        $3,460        $4,016        $3,611
Short-term investments                                                                          1,084           774           920
Loans held for sale                                                                             1,398           941           915
Securities available for sale                                                                   8,000        11,917        11,243
Loans, net of unearned income of $382, $385 and $347                                           53,651        51,798        49,443
   Allowance for credit losses                                                                 (1,027)       (1,166)       (1,152)
                                                                                           ---------------------------------------
   Net loans                                                                                   52,624        50,632        48,291
Other                                                                                           5,262         4,980         4,682
                                                                                           -------------------------- ------------
   Total assets                                                                               $71,828       $73,260       $69,662
                                                                                           =======================================

LIABILITIES
Deposits

   Noninterest-bearing                                                                         $9,914       $10,937       $10,900
   Interest-bearing                                                                            34,874        34,739        34,530
                                                                                           ---------------------------------------
     Total deposits                                                                            44,788        45,676        45,430
Borrowed funds
   Bank notes and senior debt                                                                  10,469         8,093         7,902
   Federal funds purchased                                                                      1,739         3,933         1,793
   Repurchase agreements                                                                          889           645           909
   Other borrowed funds                                                                         4,257         5,576         4,689
   Subordinated debt                                                                            1,698         1,357         1,357
                                                                                           ---------------------------------------
     Total borrowed funds                                                                      19,052        19,604        16,650
Other                                                                                           1,862         1,761         1,784
                                                                                           ---------------------------------------
   Total liabilities                                                                           65,702        67,041        63,864

Mandatorily redeemable capital securities of subsidiary trusts                                    650           350

SHAREHOLDERS' EQUITY
Preferred stock                                                                                     7             7             1
Common stock                                                                                    1,740         1,726         1,717
Capital surplus                                                                                 1,024           939           590
Retained earnings                                                                               4,499         4,075         3,931
Deferred benefit expense                                                                          (61)          (60)          (77)
Net unrealized securities losses                                                                  (35)          (67)         (115)
Common stock held in treasury                                                                  (1,698)         (751)         (249)
                                                                                           -------------------------- ------------
   Total shareholders' equity                                                                   5,476         5,869         5,798
                                                                                           -------------------------- ------------
   Total liabilities, capital securities and shareholders' equity                             $71,828       $73,260       $69,662
==================================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 12
Consolidated Average Balance Sheet Data


                                                                             Three months ended          Nine months ended
                                                                                September 30               September 30
                                                                          -----------------------------------------------------
In millions                                                                      1997         1996         1997         1996
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets

   Securities                                                                  $8,216      $13,097       $9,113      $14,214
   Loans, net of unearned income
     Consumer

       Credit card                                                              3,871        1,007        3,475          991
       Other consumer                                                          10,996       12,047       11,352       12,231
                                                                           ----------------------------------------------------
         Total consumer                                                        14,867       13,054       14,827       13,222
     Residential mortgage                                                      13,503       12,325       13,152       11,944
     Commercial                                                                18,394       17,049       18,268       16,997
     Commercial real estate                                                     4,486        4,712        4,536        4,809
     Other                                                                      1,952        1,573        1,868        1,853
                                                                           ----------------------------------------------------
     Total loans, net of unearned income                                       53,202       48,713       52,651       48,825
   Other interest-earning assets                                                2,536        1,735        2,229        2,157
                                                                           ----------------------------------------------------
     Total interest-earning assets                                             63,954       63,545       63,993       65,196
Noninterest-earning assets                                                      6,627        6,001        6,575        6,038
                                                                           ----------------------------------------------------
     Total assets                                                             $70,581      $69,546      $70,568      $71,234
                                                                           ====================================================

LIABILITIES
Interest-bearing liabilities

   Deposits                                                                   $34,952      $34,794      $34,934      $35,348
   Borrowed funds                                                              18,484       17,558       18,584       18,719
                                                                           ----------------------------------------------------
     Total interest-bearing liabilities                                        53,436       52,352       53,518       54,067
Noninterest-bearing deposits                                                    9,654        9,922        9,585        9,866
Other                                                                           1,460        1,506        1,469        1,535
                                                                           ----------------------------------------------------
     Total liabilities                                                         64,550       63,780       64,572       65,468

Mandatorily redeemable capital securities of subsidiary trusts                    650                       498

SHAREHOLDERS' EQUITY                                                            5,381        5,766        5,498        5,766
                                                                           ----------------------------------------------------
     Total liabilities, capital securities and shareholders' equity           $70,581      $69,546      $70,568      $71,234
===============================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 13
Consolidated Balance Sheet Data


AVERAGE BALANCES

                                                             September 30      June 30     March 31  December 31  September 30
Three months ended - in millions                                     1997         1997         1997         1996          1996
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Securities                                                      $8,216       $9,055      $10,089      $11,569       $13,097
   Loans, net of unearned income
     Consumer
       Credit card                                                  3,871        3,502        3,043        1,683         1,007
       Other consumer                                              10,996       11,239       11,827       12,084        12,047
                                                               -----------------------------------------------------------------
         Total consumer                                            14,867       14,741       14,870       13,767        13,054
     Residential mortgage                                          13,503       13,164       12,781       12,361        12,325
     Commercial                                                    18,394       18,494       17,916       17,584        17,049
     Commercial real estate                                         4,486        4,530        4,591        4,630         4,712
     Other                                                          1,952        1,884        1,764        1,631         1,573
                                                               -----------------------------------------------------------------
     Total loans, net of unearned income                           53,202       52,813       51,922       49,973        48,713
   Other interest-earning assets                                    2,536        2,333        1,814        1,780         1,735
                                                               -----------------------------------------------------------------
     Total interest-earning assets                                 63,954       64,201       63,825       63,322        63,545
Noninterest-earning assets                                          6,627        6,620        6,476        6,214         6,001
                                                               -----------------------------------------------------------------
     Total assets                                                 $70,581      $70,821      $70,301      $69,536       $69,546
                                                               =================================================================

LIABILITIES
Interest-bearing liabilities
   Deposits                                                       $34,952      $35,313      $34,533      $34,829       $34,794
   Borrowed funds                                                  18,484       18,675       18,594       17,110        17,558
                                                               -----------------------------------------------------------------
     Total interest-bearing liabilities                            53,436       53,988       53,127       51,939        52,352
Noninterest-bearing deposits                                        9,654        9,501        9,600       10,003         9,922
Other                                                               1,460        1,480        1,466        1,501         1,506
                                                               -----------------------------------------------------------------
     Total liabilities                                             64,550       64,969       64,193       63,443        63,780

Mandatorily redeemable capital securities of subsidiary               650          492          350           76
trusts

SHAREHOLDERS' EQUITY                                                5,381        5,360        5,758        6,017         5,766
                                                               -----------------------------------------------------------------
     Total liabilities, capital securities and shareholders'
       equity                                                     $70,581      $70,821      $70,301      $69,536       $69,546
================================================================================================================================


LOAN PORTFOLIO

                                                             September 30      June 30     March 31  December 31  September 30
Period ended - in millions                                           1997         1997         1997         1996          1996
--------------------------------------------------------------------------------------------------------------------------------
Consumer
   Credit card                                                     $3,861       $3,693       $3,345       $2,776        $1,077
   Other consumer                                                  11,206       10,983       11,356       12,092        12,264
Residential mortgage                                               13,280       13,494       13,056       12,703        12,642
Commercial                                                         19,088       18,789       18,517       18,062        17,484
Commercial real estate
   Commercial mortgage                                              2,158        2,357        2,397        2,467         2,544
   Real estate project                                              2,159        2,123        2,137        2,157         2,090
Other                                                               2,281        2,450        2,154        1,926         1,689
                                                               -----------------------------------------------------------------
   Total loans                                                     54,033       53,889       52,962       52,183        49,790
   Unearned income                                                   (382)        (392)        (387)        (385)         (347)
                                                               -----------------------------------------------------------------
   Loans, net of unearned income                                  $53,651      $53,497      $52,575      $51,798       $49,443
================================================================================================================================


                                     -more-

PNC BANK CORP. AND SUBSIDIARIES                                          Page 14
Asset Quality Data


ALLOWANCE FOR CREDIT LOSSES

                                                             September 30      June 30     March 31   December 31  September 30
Three months ended - in millions                                     1997         1997         1997          1996          1996
--------------------------------------------------------------------------------------------------------------------------------
Beginning balance                                                  $1,075       $1,119       $1,166       $1,152         $1,189
Charge-offs
   Consumer
     Credit card                                                      (53)         (55)         (46)         (23)           (16)
     Other consumer                                                   (25)         (25)         (30)         (28)           (23)
                                                               -----------------------------------------------------------------
       Total consumer                                                 (78)         (80)         (76)         (51)           (39)
   Residential mortgage                                                (3)          (3)          (2)          (2)            (3)
   Commercial                                                         (11)         (10)         (10)         (17)            (9)
   Commercial real estate                                              (3)          (3)          (1)          (9)            (4)
                                                               -----------------------------------------------------------------
     Total charge-offs                                                (95)         (96)         (89)         (79)           (55)
Recoveries
   Consumer
     Credit card                                                        4            9            7            2              2
     Other consumer                                                     9            9            9            9              8
                                                               -----------------------------------------------------------------
       Total consumer                                                  13           18           16           11             10
   Residential mortgage                                                                           1            1
   Commercial                                                           7           18            9            7              7
   Commercial real estate                                               2            1            3            3              1
                                                               -----------------------------------------------------------------
     Total recoveries                                                  22           37           29           22             18
                                                               -----------------------------------------------------------------
     Net charge-offs                                                  (73)         (59)         (60)         (57)           (37)
Provision for credit losses                                            20           15           10
Acquisitions                                                            5                         3           71
                                                               -----------------------------------------------------------------
   Ending balance                                                  $1,027       $1,075       $1,119       $1,166         $1,152
================================================================================================================================


NONPERFORMING ASSETS

                                                             September 30      June 30     March 31  December 31   September 30
Period ended - in millions                                           1997         1997         1997         1996           1996
--------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
   Commercial                                                        $142         $155         $135         $156           $176
   Commercial real estate
     Commercial mortgage                                               94          106          113          109            118
     Real estate project                                               28           33           24           25             21
   Consumer                                                             6            5            5            6              5
   Residential mortgage                                                45           46           45           51             54
                                                               -----------------------------------------------------------------
     Total nonaccrual loans                                           315          345          322          347            374
Restructured loans                                                      2            1            1            2              3
                                                               -----------------------------------------------------------------
     Total nonperforming loans                                        317          346          323          349            377
Foreclosed assets
   Commercial real estate                                              37           55           66           71             79
   Residential mortgage                                                23           23           24           22             22
   Other                                                               17           18           16           17             23
                                                               -----------------------------------------------------------------
     Total foreclosed assets                                           77           96          106          110            124
                                                               -----------------------------------------------------------------
     Total nonperforming assets                                      $394         $442         $429         $459           $501
================================================================================================================================